UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2017
(Date of earliest event reported)

ASAP Expo, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-51554	22-3962936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9436 Jacob Lane,
Rosemead, CA	91779
(Address of Principal Executive Offices)	(Zip Code)

(213) 625-1200
(Registrant’s telephone number, including area code)

______________________________________________
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying accountant

(a) Change of Independent Registered Public Accountant

On December 1, 2016, ASAP Expo Inc. (the “Company”) received notice from ANTON & CHIA, LLP, (“Anton”), the Company’s independent certifying accountants, that, effective December 1 2016, Anton had resigned as independent accountant.  Effective with this notice, Anton is being replaced as the Company’s independent accountant for the fiscal year that commenced on January 1, 2016. The report of Anton on the Company’s consolidated financial statements for the year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

From the date of its appointment as the Company’s independent registered public accounting firm through December 1 2016, the date of Anton’s resignation, there have been no disagreements with Anton on any other matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Anton’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

For the years ended December 31, 2012, 2013, 2014, and 2015 and through the date of this Form 8-K, Anton has not advised the Company of any “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K

The Company provided Anton with a copy of the disclosure it is making in this Current Report under Form 8-K prior to filing this Current Report.

(b) Engagement of Independent Accountant.

Effective April 13, 2017, the Company engaged Heaton & Company, PLLC, Certified Public Accountants (“Heaton” ) as our independent accountants for the year ended December 31, 2016.

The Company has not consulted with Heaton during our two most recent fiscal years or during any subsequent interim period prior to its appointment as the new independent accountant for the Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Heaton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

  (c)           Exhibits
16.2   Letter furnished by Anton to the Securities and Exchange Commission, dated April 12, 2017, indicating their agreement with the statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2017

ASAP EXPO, INC.

By:	/s/ Frank Yuan
Frank Yuan, Chairman and CEO